Exhibit 99.1

Live Streaming Social Entertainment Platform Powering the Creator Economy, Clover Inc., to Merge with Special Purpose Acquisition Company, FoxWayne Enterprises Acquisition Corp., to Become Public Company

New entity poised to accelerate the development of Clover’s next generation platform for live streaming with a suite of new product introductions.

Clover has a growing user base of over 9 million with almost 90% of users between 18-39 years old. Clover is targeting a launch of VR (‘Virtual Reality’) Dating and VR Live Streaming in Q4 2023.

NEW YORK, September 20, 2022 /PRNewswire/ Clover Inc. (“Clover” or the “Company”), a highly rated live streaming company focused on Gen Z and Millennial audiences and creators, and FoxWayne Enterprises Acquisition Corp. (NASDAQ: FOXW, FOXWW) (“FoxWayne”), a special purpose acquisition company (“SPAC”), today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, which is currently anticipated to occur in the first quarter of 2023, the combined company will be named “Clover Media Inc.” and will be led by Isaac Raichyk, Chief Executive Officer of Clover, and the current management team. The combined company’s common stock is expected to continue to be listed on the Nasdaq Capital Market.

“We are deeply committed to advancing Clover’s exciting live streaming platform. This transaction is expected to accelerate the development of our lead offerings for over 9 million and growing users,” said Mr. Raichyk.

Robb Knie, chief executive officer of FoxWayne, added, “We see immense opportunities in Clover’s approach to delivering both dating subscriptions and the live streaming dating and subscription models for creators of live content.”

Summary of the Transaction

As part of the transaction, FoxWayne will be issuing 15.745 million shares of its common stock, which represents consideration of approximately $157.45 million. Current Clover stockholders will convert 100% of their existing equity interests into common stock of the combined company and will own a majority of the outstanding shares of the combined company post-closing. Assuming no redemptions of FoxWayne shares, the combined company’s cash resources are expected to be comprised of approximately $13.7 million in cash proceeds currently in trust, along with the existing cash resources of Clover at closing.

The boards of directors of both Clover and FoxWayne have unanimously approved the proposed transaction. The transaction is subject to, among other things, the approval of the stockholders of both Clover and FoxWayne and satisfaction or waiver of the conditions stated in the definitive business combination agreement.

The description of the business combination contained herein is only a high-level summary. Additional information about the proposed transaction, including a copy of the business combination agreement, will be provided in a Current Report on Form 8-K to be filed by FoxWayne with the Securities and Exchange Commission (“SEC”) and will be available at the SEC’s website at www.sec.gov. In addition, Fox Wayne intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

J.P. Galda & Co. is serving as legal counsel to Clover. Sheppard, Mullin, Richter & Hampton LLP is serving as legal counsel to FoxWayne.

About Clover

Clover Inc. (“Clover”) is a mobile live streaming and dating platform providing social connection and community to millions of young adult singles across the globe. With proprietary technology, feature-rich live streaming solutions and best-of-breed matching algorithms, Clover makes the world a less lonely place, while simultaneously empowering the next generation of gift economy professionals. For more information visit http://www.clover.co or download the app available on iOS or Android.

About FoxWayne

FoxWayne is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. FoxWayne is led by Chairman and Chief Executive Officer, Robb Knie.

Important Information About the Merger and Where to Find It

This press release relates to a proposed transaction between Clover and FoxWayne. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, FoxWayne intends to file relevant materials with the SEC including a registration statement on Form S-4, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the stockholder meeting of FoxWayne to vote on the business combination. Promptly after the registration statement is declared effective by the SEC, FoxWayne will mail the definitive proxy statement/prospectus and a proxy card to each stockholder as of a record date for the meeting of FoxWayne stockholders to be established for voting on the proposed business combination. FoxWayne urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about FoxWayne, Clover and the business combination. Once available, stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: FoxWayne, Attn: Robb Knie, 1 Rockefeller Plaza, Suite 1039, New York, New York 10020. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

FoxWayne and its directors and executive officers may be deemed participants in the solicitation of proxies from FoxWayne’s stockholders with respect to the business combination. Information about FoxWayne’s directors and executive officers and a description of their interests in FoxWayne will be included in the proxy statement/prospectus for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed transaction when available.

Clover and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of FoxWayne in connection with the proposed business combination. Information about Clover’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Special Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between FoxWayne and Clover. All statements other than statements of historical facts contained in this press release, including statements regarding FoxWayne or Clover’s future results of operations and financial position, the amount of cash expected to be available to Clover after the closing and giving effect to any redemptions by FoxWayne stockholders, Clover’s business strategy, prospective drug products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products and expected use of proceeds, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Clover and FoxWayne and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Clover and FoxWayne.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks relating to the proposed transaction: (1) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of FoxWayne’s securities; (2) the failure to satisfy the conditions to closing the proposed transaction, including the approval by the stockholders of FoxWayne and Clover; (3) the risk that some or all of FoxWayne’s stockholders may redeem their shares at the closing of the proposed transaction; (4) the effect of the announcement or pendency of the proposed transaction on Clover’s business relationships and business generally; (5) the outcome of any legal proceedings that may be instituted related to the proposed transaction; (6) the ability to realize the anticipated benefits of the proposed transaction; (7) the risk that Clover may use its capital resources sooner than it expects; (8) Clover has incurred operating losses in the past, expects to incur operating losses in the future and may never achieve or maintain profitability, (9) Clover has an evolving business model with much of its recent growth coming from its entry in the emerging and highly competitive livestreaming market, (10) Clover’s growth and profitability will rely, in part, on its ability to attract and retain users through cost-effective marketing efforts, (11) Distribution and marketing of, and access to, Clover’s services, relies , in significant part on a variety of third-party platforms, (12) Inappropriate actions by certain of Clover’s users could be attributed to Clover and damage its brands’ reputations, which could adversely affect its business, (13) the risk the combined company will fail to realize the anticipated benefits of the proposed transaction; and (14) other risks and uncertainties indicated from time to time in FoxWayne’s public filings with the SEC. If any of these risks materialize or FoxWayne’s and Clover’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FoxWayne nor Clover presently know, or that FoxWayne or Clover currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FoxWayne’s and Clover’s expectations, plans or forecasts of future events and views as of the date of this press release. FoxWayne and Clover anticipate that subsequent events and developments will cause FoxWayne’s and Clover’s assessments to change. However, while FoxWayne and Clover may elect to update these forward-looking statements at some point in the future, FoxWayne and Clover specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing FoxWayne’s and Clover’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Clover Investor Contact:

Natasha Upal

nupal@clover.co

FoxWayne Investor Contact:

Investor Relations

Tel: 917-284-8938

investors@foxwayne.com